LIMITED POWER OF ATTORNEY



     The undersigned hereby
constitutes
and appoints each of
Steven G. Fishbach,
Marlene Neely and
Bradley C. Weber,
signing singly, and
with full power
of substitution,
the undersigned's
true and lawful
attorney-in-fact to:



      (1) execute for
and on behalf
 of the undersigned,
in the
undersigned's capacity
as officer
and/or director
of TPI Composites, Inc.
(the Company),
from time to time the
following U.S.
Securities and Exchange
 Commission
(SEC) forms: (i) Form ID,
including any attached
documents, to effect
the assignment of codes to the
undersigned to be used in the
transmission of information to
the SEC using the EDGAR System;
(ii) Form 3, Initial Statement
of Beneficial Ownership of
Securities,
including any attached
documents;(iii) Form 4,
Statement of Changes
in Beneficial Ownership of
Securities,
including any attached
documents;
(iv) Form 5, Annual Statement
of Beneficial
Ownership of Securities
in accordance
with Section 16(a)
of the Securities
Exchange Act of 1934,
as amended, and
the rules thereunder,
including any
attached documents;(v)
Schedule 13D
and (vi) amendments of
each thereof,
in accordance with the
Securities Exchange
Act of 1934, as amended,
and the rules
thereunder, including
any attached documents;



       (2) do and perform
any and all acts
 for and on behalf of
the undersigned which
 may be necessary or
desirable to complete
and execute any such
Form 3, 4 or 5, Schedule
13D or any amendment(s)
thereto, and timely
file such form(s)
with the SEC and any
securities exchange,
national association
 or similar authority; and


(3) take any other
action of any type
whatsoever in connection
with the foregoing
 which, in the opinion
of such
attorney-in-fact, may
be of benefit to,
in the best interest of,
or legally
required by, the
undersigned, it being
understood that the
documents executed
by such attorney-in-fact
on behalf of
the undersigned pursuant
to this Power
of Attorney shall be in
such form and
shall contain such terms
and conditions
as such attorney-in-fact
may approve in
such attorney-in-facts
discretion.


The undersigned hereby
grants to each such
attorney-in-fact, acting
singly, full power
and authority to do and
perform any and
every act and thing
whatsoever requisite,
necessary or proper to
be done in the
exercise of any of the
rights and powers
herein granted, as
fully to all intents
and purposes as the
undersigned might
or could do if personally
present, with
full power of substitution or
revocation,
hereby ratifying and
confirming all
that such attorney-in-fact,
or such
attorney-in-facts
substitute or
substitutes, shall
lawfully do or cause
 to be done by virtue
of this power of
attorney and the rights a
nd powers herein
granted. The undersigned
acknowledges that
the foregoing
attorneys-in-fact,
in serving
in such capacity at the
request of the
undersigned, are not assuming,
nor is the
Company assuming, any of
the undersigneds
responsibilities to comply
with Section 16
or Regulation 13D-G of
the Securities
Exchange Act of 1934,
as amended.

The undersigned hereby agrees to
indemnify the attorneys-in-fact
and the Company from and  against
any demand, damage, loss, cost or
expense arising from any false or
misleading information provided
by the undersigned to the
attorneys-in-fact.


This Power of Attorney shall
remain in full force and effect
until the undersigned
is no longer
required to file such forms with
respect to the undersigneds
holdings of and transactions
in securities issued
by the Company,
unless earlier
revoked by the
undersigned in a
signed writing
delivered to the foregoing
attorneys-in-fact.
This Power of Attorney
supersedes
any prior power of
attorney in
connection with the
undersigneds
capacity as an officer
and/or director
of the Company. This Power
of Attorney
shall expire as to any
individual
attorney-in-fact if such
attorney-in-fact
ceases to be an executive
officer of, or
legal counsel to, the
Company.


In witness thereof, the
undersigned has caused
this Power of Attorney
to be executed as of
May 15, 2025



s  Neal Goldman

Name  Neal Goldman